Discontinued Operations	12 Months Ended
Sep. 30, 2024
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

17. DISCONTINUED OPERATIONS

Due to the impact of COVID-19, the revenue of rental business decreased after December 2019, which led to the termination of the cooperation with its sublease agents from January 2020 to July 2020. The classification of this component as a discontinued operation was based on the determination that the abandonment represented a strategic shift that had a significant impact on the Company’s operations and financial results, thereby meeting the criteria for discontinued operations in accordance with ASC 205-20. After the abandonment, the related assets were disposed of and the liabilities directly associated with the discontinued operation remain recognized and are presented as “Liabilities of discontinued operation” on the Consolidated Balance Sheets. These liabilities will continue to be recognized until they are settled or legally extinguished in accordance with ASC 405-20.

The liabilities of the discontinued operations, which are included in “Current liabilities of discontinued operation”, on the Consolidated Balance Sheets, consist of the following:

	As of September 30,
	2023	2024
Liabilities of discontinued operation
Accounts payable	$194,650	$202,372
Other payable	75,715	94,513
Income tax payable	423,478	440,278
Total current liabilities	693,843	737,163
Total liabilities	$693,843	$737,163

The following are revenues and (loss) income from discontinued operations:

	Year Ended September 30,
	2022	2023	2024
Net revenues	$1,335	$568	$-
Cost of revenues	(1,795)	-	-
(Loss) Income from discontinued operation before income tax	(81,605)	573	-
Income tax expense	-	-	-
(Loss) Income from discontinued operation, net of income tax	$(81,605)	$573	$-